UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2006
THE BISYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of incorporation)	001-31254 (Commission File Number)	13-3532663 (IRS Employer Identification No.)
105 Eisenhower Parkway, Roseland, New Jersey 07068
(Address of principal executive offices)
973-461-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (917 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 10, 2006, The BISYS Group, Inc. (“BISYS”) issued a press release announcing that it does not currently intend to provide earnings guidance for fiscal year 2007 and that it expects that its fiscal year 2007 earnings per share results will be substantially below the current mean First Call consensus estimate for fiscal year 2007 earnings per share. A copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference in its entirety.
The information furnished in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless and except as specifically incorporated therein.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On August 10, 2006, BISYS issued a press release announcing that Russell P. Fradin resigned from his positions as BISYS’ President, Chief Executive Officer and Director, effective September 5, 2006. BISYS also announced that Robert J. Casale, the Chairman of the Board of Directors, will serve as interim President and Chief Executive officer while BISYS seeks a permanent successor, effective September 5, 2006. The Board of Directors has formed a search committee to find a permanent President and Chief Executive Officer. A copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference in its entirety.
Mr. Casale, 67, has served as a Director of the Company since 1997 and as Chairman of the Board since 2004. Mr. Casale is the former Group President, Brokerage Information Services, of ADP, a position in which he served from 1988 to 1998. He also served as Managing Director, Mergers & Acquisitions/Corporate Finance of the High Technology Group of Kidder, Peabody & Co. and more than 10 years in various executive positions with AT&T, including President-elect of AT&T’s Special Markets Group, responsible for major joint ventures and partnerships. He is a member of the Board of Directors of EasyLink Services, a public company provider of services to facilitate the electronic exchange of certain information and Northeast Securities, a privately held NYSE member firm.
Item 8.01. Other Events.
On August 10, 2006, BISYS issued a press release announcing that its Board of Directors is engaging Bear, Stearns & Co., Inc. to advise it in connection with its exploration of strategic alternatives. A copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
Exhibits:

99.1	Press Release, dated August 10, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BISYS GROUP, INC.
By:	/s/ Steven Kyono
Steven Kyono
Executive Vice President, General Counsel & Secretary

Date: August 14, 2006

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